CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Equity Series Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    May 5, 2005                          /s/ George R. Aylward
     ---------------------------              ---------------------------------
                                              George R. Aylward, Executive Vice
                                              President
                                              (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix Equity Series Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    May 5, 2005                          /s/ Nancy G. Curtiss
     -------------------------------          ----------------------------------
                                              Nancy G. Curtiss, Treasurer
                                              (principal financial officer)